SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

On May 22, 2003, Prudential Financial, Inc. (the “Company”) issued a press release relating to the sale of its national and New Jersey property and casualty businesses. The Company is furnishing a copy of this press release as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/S/ KATHLEEN M. GIBSON
Name: Kathleen M. Gibson Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Prudential Financial, Inc. dated May 22, 2003.

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